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                                                                       Exhibit N

                          Independent Auditors' Consent

To the Board of Directors and Shareholder of Real Estate Income Fund Inc.:


We consent to the use of our report, included herein, dated July 18, 2002 and to the reference to our firm under the headings "Independent Auditors" in the Prospectus and "Experts" in the Statement of Additional Information included in the Form N-2 filed on June 20, 2002.


                                                    KPMG LLP


New York, New York
July 19, 2002